UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - APRIL 16, 2003
                        (Date of Earliest Event Reported)



                                 SIX FLAGS, INC.

             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-9789


               Delaware                               13-3995059
----------------------------------------- --------------------------------------
         (State of Incorporation)           (I.R.S. Employer Identification No.)

        11501 Northeast Expressway
         Oklahoma City, Oklahoma                        73131
----------------------------------------- --------------------------------------
 (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (405) 475-2500

Item 5. Other Events and Regulation FD Disclosure.
------- -------------------------------------------

           The information set forth in the press release issued by Six Flags, Inc. on April 16, 2003, attached hereto as Exhibit 99.1, respectively, is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
------  ------------------------------------------------------------------

        (c) Exhibits.

            99.1 Press Release of Six Flags, Inc., dated April 16, 2003.





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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SIX FLAGS, INC.



                                      By:  /s/  James M. Coughlin
                                         --------------------------------------
                                         Name:  James M. Coughlin
                                         Title: Vice President, General Counsel
                                                and Assistant Secretary

Date:  April 17, 2003





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
                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------

99.1                      Press Release, dated April 16, 2003.










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